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                            MFS STRATEGIC GROWTH FUND

                  Supplement to the January 1, 1998 Prospectus


The section of the Prospectus entitled "Expense Summary" is hereby revised as follows to reflect the implementation of the 10 basis point Class A distribution fee under the Fund's Distribution Plan:

1.    EXPENSE SUMMARY

Shareholder Transaction Expenses:                                                      Class A      Class B       Class C

      Maximum Initial Sales Charge Imposed on Purchases of
         Fund Shares (as a percentage of offering price).............................    5.75%         0.00%      0.00%
      Maximum Contingent Deferred Sales Charge (as a
         percentage of original purchase price or
         redemption proceeds, as applicable)......................................... See Below1       4.00%      1.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

      Management Fees................................................................     0.75%        0.75%      0.75%
      Rule 12b-1 Fees (after expense limitation).....................................     0.35%(2)     1.00%(3)   1.00%(3)
      Other Expenses (after expense limitation)(4) (5)...............................     0.50%        0.50%      0.50%
      Total Operating Expenses (after expense limitation)(6).........................     1.60%        2.25%      2.25%

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1.    Purchases of $1 million or more and certain  purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information Concerning Shares of the Fund Purchases" below).
2. The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940
      Act")  (the  "Distribution   Plan"),  which  provides  that  it  will  pay
      distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. (See "Information Concerning Shares of the Fund - Distribution Plan" below).
3.    The   Fund's    Distribution    Plan    provides    that   it   will   pay
      distribution/service fees aggregating up to (but not necessarily all of) 1.00% per annum of the average daily net assets attributable to Class B and Class C shares, respectively. Distribution expenses paid under the Distribution Plan together with any CDSC payable upon redemption of Class B and Class C shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge (see "Information Concerning Shares of the Fund Distribution Plan" below).
4. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."
5.    The  Adviser  has  agreed  to  bear  the  Fund's   expenses,   subject  to
      reimbursement by the Fund, such that "Other Expenses" do not exceed 0.50% per annum of the Fund's average daily net assets during the current fiscal year. Otherwise, "Other Expenses" for each of Class A, Class B and Class C shares would be 0.76% per annum.
6. Absent any fee reductions, "Total Operating Expenses" for Class A, Class B and Class C shares would be 1.86%, 2.51% and 2.51%, respectively (see "Information Concerning Shares of the Fund - Expenses" below).



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                               Example of Expenses


      An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

               Period                                Class A                Class B                     Class C
                                                                                                (1)                    (1)
               1 year....................               $ 73                $ 63        $ 23        $ 33       $ 23
               3 years...................                105                 100          70          70         70
               5 years...................                140                 140         120         120        120
               10 years..................                237                 242(2)      242(2)      258        258

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1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

      The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on shares purchases - "Information Concerning Shares of the Fund -Purchases"; (ii) varying CDSCs - "Information Concerning Shares of the Fund - Purchases"; (iii) management fees "Management of the Fund - Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Information Concerning Shares of the Fund - Distribution Plan."

      The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                         ***

      The section entitled "Current Level of Distribution and Service Fees" on page 31 of the Prospectus is revised as follows: The Fund's Class A, Class B and Class C distribution and service fees for its current fiscal year are 0.35%, 1.00% and 1.00% per annum, respectively.

                        The date of this  Supplement is June 24, 1998.